SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 4, 1999
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
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               (Exact name of Registrant as specified in charter)


Delaware                        000-22611                            11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                                      Number)



   77 Spruce Street, Cedarhurst, New York                             11516
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 (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (516) 374-6700

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Item 5.  Other Information

     On March 4, 1999, Compu-DAWN, Inc. (the "Company") become aware of a summons and complaint of Rugby National Corp. ("Rugby"), Harvey Weinstein ("Weinstein") and Credomarka National Corp. ("Credomarka") against the Company, Rugby Acquisition Corp. ("RAC") and Mark Honigsfeld. The action was brought in the Supreme Court of the State of New York, Nassau County.

     In the complaint, the plaintiffs allege, among other things, (i) that the Company willfully failed without good cause to consummate the Agreement and Plan of Merger among Rugby, Weinstein, Compu-DAWN and RAC dated April 22, 1998 (the "Merger Agreement"), (ii) that Rugby's business was allegedly damaged after the Company consummated its $5,000,000 private placement to JNC Opportunity Fund Ltd. and JNC Strategic Fund Ltd. (the "Private Placement") and subsequently terminated the Merger Agreement (iii) that the Company's alleged breach of the Merger Agreement was a breach under that certain Loan and Security Agreement (the "Loan and Security Agreement") between the Company, as lender, and Rugby, as borrower, which was entered into contemporaneously with the Merger Agreement and (iv) that Mark Honigsfeld, the Chief Executive Officer of the Company, falsely induced Rugby and Weinstein to give their consent to the Company's $5,000,000 Private Placement. The plaintiffs are claiming damages in the aggregated amount of $6,000,000, are seeking a declaratory judgment that (i) the Loan and Security Agreement and related pledge agreements are unenforceable, and
(ii) that the collateral securing Rugby's obligations for the Loan and Security Agreement be returned.

     The Company and Mr. Honigsfeld believe that they have meritorious defenses to all of the plaintiffs claims. The Company terminated the Merger Agreement in accordance with its terms, including, among other things, that all of the conditions to the Company's obligation to close were not satisfied, as previously reported in the Company's Current Report on Form 8-K for an event dated September 1, 1998. The Merger Agreement contains a $1,000,000 liquidated damage provision as the sole and exclusive remedy if the Company fails to consummate the transactions contemplated by the Merger Agreement and each and every condition to the Company's obligation close has been satisfied in a timely manner. Rugby remains in default under the Loan and Security Agreement.

     The Company intends, and Mr. Honigsfeld has advised the Company that he intends, to vigorously defend this action and each will consider pursuing counterclaims they may have against the plaintiffs. Due to the inherent uncertainties in litigation, the Company cannot predict nor guarantee nor the outcome of this litigation.


                           Forward Looking Statements

     Certain information contained in this Current Report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. Compu-DAWN cautions readers that certain important

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factors may affect  Compu-DAWN's  actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this Current Report or which are otherwise made by or on behalf of Compu-DAWN. For this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," or "continue" or the negative variations thereof or comparable terminology are intended to identify forward-looking statements. Factors which may affect Compu-DAWN's results include, but are not limited to, the risks and uncertainties associated with litigation. Compu-DAWN is also subject to other risks detailed herein or detailed from time to time in Compu-DAWN's SEC filings.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPU-DAWN, INC.


Dated: March 8, 1999                     By: /s/ Mark Honigsfeld
                                             -----------------------------------
                                              Mark Honigsfeld, Chief Executive
                                              Officer


















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